                                                                    EXHIBIT 99.1



                        Press Release dated May 15, 2003
                                   of ElkCorp



PRESS RELEASE                                                      TRADED:  NYSE
FOR IMMEDIATE RELEASE                                              SYMBOL:  ELK


FOR FURTHER INFORMATION:

Harold R. Beattie, Jr.
Sr. Vice President, Chief Financial Officer and Treasurer
(972) 851-0523


         ELKCORP TO DEFER RECOGNITION OF CERTAIN TECHNOLOGY LICENSE FEES

DALLAS, TEXAS, May 15, 2003 . . . . ElkCorp said today that its earnings for the three and nine month periods ending March 31, 2003, as reported on Form 10-Q, will reflect the deferral of approximately $1.7 million of technology license fee revenue and $0.9 million of related after-tax earnings ($0.05 per diluted share) that were previously reported as current revenue and earnings in the preliminary financial results included in its third quarter earnings press release of April 16, 2003.

Subsequent to ElkCorp's third quarter earnings press release of April 16, 2003, and prior to the filing of ElkCorp's financial statements on Form 10-Q for the three and nine month periods ending March 31, 2003, ElkCorp management discovered that two technology license agreements executed during the March 2003 fiscal quarter, related to a project located in Qatar, (the "Subject Licenses") contained a provision entitling the technology licensee to a refund of previously paid technology fees in the event that the construction of the gas processing project for which Ortloff's proprietary gas processing technology was conveyed was cancelled or abandoned prior to completion. None of ElkCorp's other executed license agreements contain refund provisions similar to the Subject Licenses.

As a result of this refund provision, the company has determined that the license revenues from the Subject Licenses should be deferred until the aforementioned refund contingency is eliminated through the completed construction of the related gas processing plants. Deferred revenues and earnings from the Subject Licenses are therefore expected to be recognized in future periods.

Condensed financial statements for the three and nine month periods ending March 31, 2003, as reported on Form 10-Q, are attached.

SAFE HARBOR PROVISIONS

In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, in addition to the historical information contained herein, the above discussion contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words


                                                                           /more

PRESS RELEASE
ElkCorp
May 15, 2003
Page 2



such as "optimistic," "outlook," "believe," "estimate," "potential," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed herein, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ending June 30, 2002, and subsequent Forms 8-K and 10-Q.

                                     -------

ElkCorp, through its subsidiaries, manufactures Elk brand premium roofing and building products (over 90% of consolidated sales) and provides technologically advanced products and services to other industries. Each of ElkCorp's principal operating subsidiaries is the leader or one of the leaders within its particular market. Its common stock is listed on the New York Stock Exchange (ticker symbol: ELK).


                                                                           /more

PRESS RELEASE
ElkCorp
May 15, 2003
Page 3


CONDENSED RESULTS OF OPERATIONS
(Unaudited, $ in thousands)

                                                                                                        Trailing
                                             Three Months Ended           Nine Months Ended       Twelve Months Ended
                                                  March 31,                  March 31,                   March 31,
                                              2003         2002          2003          2002         2003          2002
                                           ----------   ----------    ----------    ----------   ----------    ----------
SALES                                      $  129,772   $  119,175    $  358,917    $  375,522   $  491,603    $  483,932
                                           ----------   ----------    ----------    ----------   ----------    ----------
COSTS AND EXPENSES:
       Cost of sales                          105,550      104,696       290,109       311,307      389,079       402,813
       Selling, general & administrative       15,548        8,912        43,620        39,373       63,824        51,918
       Noncash stock option compensation            0       (3,381)       (5,378)        2,096       (1,440)        2,732
       Interest expense, net                    1,469          856         4,522         4,473        6,136         5,833
                                           ----------   ----------    ----------    ----------   ----------    ----------

Total Costs and Expenses                      122,567      111,083       332,873       357,249      457,599       463,296
                                           ----------   ----------    ----------    ----------   ----------    ----------

INCOME BEFORE INCOME TAXES                      7,205        8,092        26,044        18,273       34,004        20,636

Provision for income taxes                      2,743        2,965         9,770         6,983       12,999         7,884
                                           ----------   ----------    ----------    ----------   ----------    ----------

NET INCOME                                 $    4,462   $    5,127    $   16,274    $   11,290   $   21,005    $   12,752
                                           ==========   ==========    ==========    ==========   ==========    ==========

INCOME PER COMMON SHARE-BASIC              $     0.23   $     0.26    $     0.84    $     0.59   $     1.08    $     0.66
                                           ==========   ==========    ==========    ==========   ==========    ==========

INCOME PER COMMON SHARE-DILUTED            $     0.23   $     0.26    $     0.83    $     0.58   $     1.07    $     0.65
                                           ==========   ==========    ==========    ==========   ==========    ==========

PRO FORMA INFORMATION:
       NET INCOME                          $    4,462   $    5,127    $   16,274    $   11,290   $   21,005    $   12,752
       AFTERTAX NONCASH STOCK OPTION
           COMPENSATION                             0       (2,198)       (3,496)        1,362         (936)        1,776
                                           ----------   ----------    ----------    ----------   ----------    ----------

       PROFORMA EARNINGS                   $    4,462   $    2,929    $   12,778    $   12,652   $   20,069    $   14,528
                                           ==========   ==========    ==========    ==========   ==========    ==========

       INCOME PER COMMON SHARE-BASIC       $     0.23   $     0.15    $     0.66    $     0.66   $     1.03    $     0.75
                                           ==========   ==========    ==========    ==========   ==========    ==========

       INCOME PER COMMON SHARE-DILUTED     $     0.23   $     0.15    $     0.65    $     0.65   $     1.02    $     0.74
                                           ==========   ==========    ==========    ==========   ==========    ==========

AVERAGE COMMON SHARES OUTSTANDING
    Basic                                      19,477       19,358        19,474        19,278       19,459        19,266
                                           ==========   ==========    ==========    ==========   ==========    ==========

    Diluted                                    19,570       19,705        19,581        19,606       19,641        19,552
                                           ==========   ==========    ==========    ==========   ==========    ==========

PRESS RELEASE
ElkCorp
May 15, 2003
Page 4

FINANCIAL INFORMATION BY COMPANY SEGMENTS
(Unaudited, $ in thousands)

                                                                                                                 Trailing
                                                   Three Months Ended           Nine Months Ended          Twelve Months Ended
                                                        March 31,                   March 31,                    March 31,
                                                    2003          2002          2003          2002          2003          2002
                                                 ----------    ----------    ----------    ----------    ----------    ----------
SALES
      Building Products                          $  116,981    $  111,544    $  328,919    $  339,533    $  449,059    $  438,108

      Other, Technologies                            12,791         7,631        29,998        35,989        42,544        45,817

      Corporate & Eliminations                            0             0             0             0             0             7
                                                 ----------    ----------    ----------    ----------    ----------    ----------
                                                 $  129,772    $  119,175    $  358,917    $  375,522    $  491,603    $  483,932
                                                 ==========    ==========    ==========    ==========    ==========    ==========

OPERATING PROFIT (LOSS)
      Building Products                          $    8,081    $   14,434    $   30,070    $   38,731    $   44,664    $   46,000

      Other, Technologies                             3,088        (5,878)        3,188        (4,712)        5,145        (5,108)

      Corporate & Eliminations
        Before noncash stock option compensation     (2,495)       (2,989)       (8,070)       (9,177)      (11,109)      (11,691)
        Noncash stock option compensation                 0         3,381         5,378        (2,096)        1,440        (2,732)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
      Total Corporate & Eliminations                 (2,495)          392        (2,692)      (11,273)       (9,669)      (14,423)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
                                                 $    8,674    $    8,948    $   30,566    $   22,746    $   40,140    $   26,469
                                                 ==========    ==========    ==========    ==========    ==========    ==========

PRESS RELEASE
ElkCorp
May 15, 2003
Page 5

CONDENSED BALANCE SHEET
(Unaudited, $ in thousands)


                                                             March 31,
ASSETS                                                  2003           2002
------                                               ----------     ----------
Cash and cash equivalents                            $   12,033     $       35
Receivables, net                                        102,654         93,065
Inventories                                              59,443         42,101
Deferred income taxes                                     3,841          5,017
Prepaid expenses and other                                8,451          9,423
                                                     ----------     ----------

      Total Current Assets                              186,422        149,641

Property, plant and equipment, net                      226,764        207,935
Other assets                                             12,887          5,660
                                                     ----------     ----------

      Total Assets                                   $  426,073     $  363,236
                                                     ==========     ==========



                                                             March 31,
LIABILITIES AND SHAREHOLDERS' EQUITY                    2003           2002
------------------------------------                 ----------     ----------
Accounts payable and accrued liabilities             $   49,711     $   52,896
Current maturities on long-term debt                          0              0
                                                     ----------     ----------

      Total Current Liabilities                          49,711         52,896

Long-term debt, net                                     151,131        106,000
Deferred income taxes                                    35,643         32,002
Shareholders' equity                                    189,588        172,338
                                                     ----------     ----------

      Total Liabilities and Shareholders' Equity     $  426,073     $  363,236
                                                     ==========     ==========

PRESS RELEASE
ElkCorp
May 15, 2003
Page 6

CONDENSED STATEMENT OF CASH FLOWS
(Unaudited, $ in thousands)

                                                            Nine Months Ended
                                                                March 31,
                                                           2003            2002
                                                        ----------      ----------
CASH FLOWS FROM:
OPERATING ACTIVITIES

Net income                                              $   16,274      $   11,290
Adjustments to net income
       Depreciation and amortization                        13,627          17,007
       Deferred income taxes                                 3,984           4,350
       Changes in assets and liabilities:
           Trade receivables                                (7,710)        (19,405)
           Inventories                                     (12,305)          8,915
           Prepaid expenses and other                        1,102            (936)
           Accounts payable and accrued liabilities         (2,362)          4,862
                                                        ----------      ----------

Net cash from operations                                    12,610          26,083
                                                        ----------      ----------

INVESTING ACTIVITIES

       Additions to property, plant and equipment          (32,802)         (8,250)
       Acquisition of business                              (2,224)              0
       Other, net                                             (222)            530
                                                        ----------      ----------

Net cash from investing activities                         (35,248)         (7,720)
                                                        ----------      ----------

FINANCING ACTIVITIES

       Long-term  borrowings (repayments), net              25,000         (17,300)
       Dividends on common stock                            (2,923)         (2,900)
       Treasury stock transactions and other, net              158           1,744
                                                        ----------      ----------

Net cash from financing activities                          22,235         (18,456)
                                                        ----------      ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                     (403)            (93)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR              12,436             128
                                                        ----------      ----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD              $   12,033      $       35
                                                        ==========      ==========